UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
Alleghany Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-9371	51-0283071

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Times Square Tower, 17th Floor, New York, New York	10036

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 752-1356
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
EX-99.1: 2008 EARNINGS RELEASE

Item 2.02	Results of Operations and Financial Condition
     On February 26, 2009, Alleghany Corporation (the “Company”) issued a press release on the subject of its 2008 consolidated earnings. A copy of such release is furnished herewith as Exhibit 99.1. The information hereunder shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
          Although the Company generally pays annual cash incentives to its officers under the Company’s 2005 Management Incentive Plan (the “2005 MIP”), no cash incentives were earned in respect of 2008 awards under the 2005 MIP. At its meeting on February 26, 2009, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company, based upon Company achievements in 2008 and other factors, determined to make discretionary supplemental annual cash incentive payments for 2008 (the “2008 Bonuses”) to 2005 MIP participants, including the executive officers named in the table below (the “Named Executive Officers”). The 2008 Bonus amount for each of the Named Executive Officers is as follows:

Name	Title	2008 Cash Bonus Amount

Weston M. Hicks	President and chief executive officer	$1,275,000

Roger B. Gorham	Senior Vice President – Finance and Investments and chief financial officer	$453,150

Robert M. Hart	Senior Vice President, General Counsel and Secretary	$445,500

Jerry G. Borrelli	Vice President – Finance and chief accounting officer	$193,800
     The Compensation Committee’s decision to pay the 2008 Bonuses to the Named Executive Officers was approved by the Board of Directors of the Company, with Mr. Hicks abstaining, at its meeting on February 26, 2009.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
     99.1      2008 Earnings Release, dated February 26, 2009

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2009	ALLEGHANY CORPORATION
	By:	/s/ Roger B. Gorham
		Name:	Roger B. Gorham
		Title:	Senior Vice President and chief financial officer

Index to Exhibits

Exhibit Number	Exhibit Description

99.1	2008 Earnings Release, dated February 26, 2009

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